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                                   Deutsche Asset Management


Fixed Income Fund                            Municipal Bond Fund
Short-Term Fixed Income Fund                 Total Return Bond Fund
Short-Term Municipal Bond Fund               Micro Cap Fund
International Select Equity Fund             Smaller Companies Fund
Emerging Markets Equity Fund                 European Equity Fund
Global Fixed Income Fund                     International Fixed Income Fund
International Small Cap Fund


Supplement dated November 9, 2001 (replacing supplement dated June 22, 2001) to Statement of Additional Information dated February 28, 2001.

The Statement of Additional Information is supplemented to reflect the termination of Smaller Companies Fund on May 31, 2001. The Board of Trustees and the shareholders of the Fund approved a tax-free transfer of substantially all of the assets of Smaller Companies Fund to Small Cap Fund, an affiliate. All references to the Smaller Companies Fund no longer apply. Shareholders interested in the Small Cap Fund can obtain information by calling the Deutsche Asset Management Service Center at 1-800-730-1313.

The International Small Cap Fund, the Global Fixed Income Fund and the International Fixed Income Fund were closed and liquidated on September 28, 2001.

Effective October 16, the following replaces the "Borrowings" section in each Fund's Statement of Additional Information dated February 28, 2001.

Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

              Please Retain This Supplement for Future Reference



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